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                                                                    EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION
                            (CHIEF EXECUTIVE OFFICER)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Tandy Brands Accessories, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J.S.B. Jenkins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 23, 2003                            /s/ J.S.B. Jenkins
                                                     ---------------------------
                                                     J.S.B. Jenkins
                                                     Chief Executive Officer


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